EXHIBIT 99.2
AmerUs Group Co.
699 Walnut Street
Des Moines, Iowa 50309
May 4, 2006
Re: Accelerated Share Repurchase
Ladies and Gentlemen:
          This letter (the “Letter Agreement”) sets forth the agreement we have reached with respect to a transaction between Citibank, N.A. (“Citibank”) and AmerUs Group Co. (the “Company”) in relation to shares of the Company’s common stock, par value $0.01 (the “Common Stock”).
I. Definitions
          As used in this Letter Agreement, the following terms shall have the following meanings:
          “Corporate Event Termination” has the meaning specified in Section VIII(b).
          “Disrupted Day” means a Trading Day on which a Market Disruption Event occurs.
          “Dividend Amount” means, subject to adjustment in accordance with Section VIII, an amount equal to the sum of the products, for each ex-dividend date for the Common Stock that occurs during the Pricing Period, of (i) the Expected Dividend Amount on such date and (ii) the number of Hedging Shares for such date.
          “Dividend Event Termination” has the meaning specified in Section VII(b).
          “Dividend Interest Amount” means the amount of interest on the Dividend Amount for the period from and including relevant dividend payment date(s) to but excluding the Settlement Day calculated at a rate equal to LIBOR determined on an Actual/360 basis.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Exchange” on any day means the principal United States securities exchange on which the Common Stock is then listed (or, if applicable, the successor exchange on which the Common Stock has been listed).
          “Expected Dividend Amount” has the meaning specified in Section VII(a).
          “Hedging Shares” means, for any date, the number of shares of Common Stock equal to the theoretical short delta number of shares of Common Stock on such date that Citibank deems necessary to hedge the equity price risk of entering into and performing its obligations under this Letter Agreement.

          “Indemnified Party” has the meaning specified in Section XVII.
          “Initial Share Price” has the meaning specified in Section II.
          “LIBOR” means the rate for the relevant period for U.S. dollar LIBOR based on Official BBA LIBOR Fixings as posted on Bloomberg page “BBAM”, or any replacement of that page, two London Banking Days prior to the start of such relevant period; provided that if the rate cannot be so determined, it shall be determined by linear interpolation if the relevant period does not correspond exactly to a period for which rates appear on Bloomberg page “BBAM” or its replacement.
          “London Banking Day” means any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.
          “Loss” has the meaning specified in Section X(a).
          “Loss Notice” has the meaning specified in Section X(a).
          “Loss of Borrow Termination” has the meaning specified in Section VI(b).
          “Market Disruption Event” means any (i) suspension of or limitation imposed on trading on the Exchange or (ii) event that disrupts or impairs (in the reasonable business judgment of Citibank) the ability of Citibank or market participants in general to effect transactions in, or obtain market values for, the shares of Common Stock or futures or options contracts relating to the Common Stock.
          “Maximum Borrow Cost” means 25 basis points per annum based on the closing price per share of Common Stock on the Trading Day immediately preceding the relevant day.
          “Number of Shares” has the meaning specified in Section II.
          “Pricing Period” means the period commencing on the Pricing Period Commencement Date and ending on the Pricing Period Termination Date; provided that in the event of an occurrence of a Market Disruption Event, the Pricing Period may be extended by Citibank for a number of days not exceeding the number of days on which such Market Disruption Event continues.
          “Pricing Period Commencement Date” means the first Trading Day immediately following the date of this Letter Agreement.
          “Pricing Period Termination Date” means the earlier of (a) the Scheduled Pricing Period Termination Date, or (b) the Trading Day specified as such by Citibank by delivering a notice designating such Trading Day as the Pricing Period Termination Date by the close of business on the day immediately following such Trading Day; provided that such termination date shall not occur prior to June 2, 2006.
          “Purchase Date” has the meaning specified in Section II.

          “Refund Shares” has the meaning specified in Section V(a)(i).
          “Remaining Share Amount” for any Trading Day equals (i) the Number of Shares, minus (ii) the cumulative number of shares of Common Stock that Citibank has repurchased to cover its short position in respect of this transaction. For the avoidance of doubt, such shares shall be considered repurchased by Citibank as of their respective Settlement Days.
          “Rule 10b-18” means Rule 10b-18 under the Exchange Act.
          “Scheduled Pricing Period Termination Date” means June 27, 2006.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Settlement Amount” means (i) the product of (x) the Number of Shares and (y) the result of subtracting the Sub-VWAP Price from the Initial Share Price (which result may be negative), minus (ii) the sum of any Dividend Amount and Dividend Interest Amount hereunder.
          “Settlement Day” means the third business day in the City of New York immediately following last day of the Valuation Period, if any.
          “Sub-VWAP Price” means the average of the 10b-18 VWAPs for all Trading Days in the Pricing Period minus $0.238.
          “Trading Day” means any day (i) other than a Saturday, a Sunday or a Disrupted Day, and (ii) on which the Exchange is open for trading during its regular trading session, notwithstanding the Exchange closing prior to its scheduled closing time.
          “Valuation Period” means a period of up to 10 Trading Days commencing on the first Trading Day immediately following the Pricing Period Termination Date.
          “10b-18 VWAP” means, (A) for any Trading Day, the volume-weighted average price at which the Common Stock trades as reported in the composite transactions for the Exchange on such Trading Day, excluding (i) trades that do not settle regular way, (ii) opening (regular way) reported trades in the consolidated system on such Trading Day, (iii) trades that occur in the last ten minutes before the scheduled close of trading on the Exchange on such Trading Day and ten minutes before the scheduled close of the primary trading in the market where the trade is effected, and (iv) trades on such Trading Day that do not satisfy the requirements of Rule 10b-18(b)(3), as determined in good faith by Citibank, or (B) for any Trading Day on which a Market Disruption Event occurs, an amount determined in good faith by Citibank (and in consultation with the Company) as 10b-18 VWAP. The Company acknowledges that Citibank may refer to the Bloomberg Page “AMH.N <Equity> AQR SEC” (or any successor thereto), in its discretion, for such Trading Day to determine the 10b-18 VWAP.

II. Initial Shares
          Subject to the terms and conditions of this Letter Agreement, the Company agrees to purchase from Citibank, and Citibank agrees to sell to the Company, on May 5, 2006 or on such other Trading Day as the Company and Citibank shall otherwise agree (the “Purchase Date”), 599,398 shares of Common Stock (the “Number of Shares”) at a price of $68.402 per share (the “Initial Share Price”). Accordingly, Citibank will hedge this transaction by entering into a short sale of the Number of Shares. On the Purchase Date, Citibank shall deliver the Number of Shares to the Company, upon payment by the Company to Citibank of an amount equal to the product of (x) the Initial Share Price and (y) the Number of Shares. Such hedge, delivery and payment shall be affected in accordance with the Citibank’s customary procedures.
III. Citibank Purchases and the Pricing Period
     (a) The parties acknowledge and agree that, during the Pricing Period, Citibank will purchase shares of Common Stock to cover all or a portion of such short sale. Notwithstanding the foregoing, Citibank shall not be required to purchase any shares of Common Stock, or may purchase a number of shares of Common Stock that is less than the Number of Shares. During the Pricing Period or the Valuation Period, if any, Citibank agrees to make all purchases of Common Stock in connection with this Letter Agreement in a manner that would comply with the limitations set forth in clauses (b)(2), (b)(3), (b)(4) and (c) of Rule 10b-18 as if such rule were applicable to such purchases.
     (b) The Company acknowledges and agrees that (i) all transactions effected hereunder shall be made in Citibank’s sole discretion and for Citibank’s own account and (ii) the Company does not have, and shall not attempt to exercise, any influence over how, when or whether to effect such transactions, including, without limitation, the price paid or received per share of Common Stock pursuant to such transactions whether such transactions are made on any securities exchange or privately. It is the intent of Citibank and the Company that the transaction contemplated by this Letter Agreement comply with the requirements of Rule 10b5-1(c) under the Exchange Act and that this Letter Agreement shall be interpreted to comply with the requirements of Rule 10b5-1(c)(1)(i)(B).
IV. Company Purchases
          The Company shall not purchase any shares of Common Stock on the open market, or enter into any accelerated share repurchase program, or any derivative share repurchase transaction, or other similar transaction, during the Pricing Period and thereafter until all deliveries of shares pursuant to Section V and Section X below have been made. During such time, any open market purchases of Common Stock by the Company shall be made through Citibank, subject to such reasonable conditions as Citibank shall impose. For the avoidance of doubt, the Company or any of its affiliates may purchase shares of Common Stock directly from participants in its benefit plans, such purchases to permit tax withholding obligations of the participants to be settled in stock or to allow net share settlement of stock awards.

V. Pricing Adjustment and Settlement
          Following the expiration of the Pricing Period,
          (a) if the Settlement Amount is greater than zero, on the Settlement Day, Citibank shall deliver and transfer to the Company, through its agent, for no additional consideration, a number of shares of Common Stock equal to the Settlement Amount divided by the weighted average price at which Citibank purchases shares of Common Stock during the Valuation Period (the “Refund Shares”) or, if the Citibank is unable to purchase a number of Refund Shares equal in value to the Settlement Amount within the Valuation Period, on the Settlement Day Citibank shall deliver to the Company (A) the number of Refund Shares actually purchased by Citibank during the Valuation Period and (B) cash in an amount equal to the remaining portion of the Settlement Amount.
          (b) if the Settlement Amount is less than zero, no payment shall be made by either party.
VI. Borrow Events
          (a) Borrow Cost Increase. If at any time during the Transaction, Citibank is unable, after using commercially reasonable efforts, to successfully borrow Common Stock (up to a number of shares equal to the number of Hedging Shares) at a cost less than or equal to the Maximum Borrow Cost, then Citibank shall promptly notify the Company of the occurrence of such an event and, acting in good faith and in a commercially reasonable manner (and in consultation with the Company), will (a) make the corresponding adjustment(s), if any, to any variable relevant to the exercise, valuation, settlement or payment terms as Citibank determines appropriate to account for any excess borrowing costs and (b) determine the effective date(s) of the adjustment(s).
          (b) Loss of Borrow Termination. On any Trading Day, Citibank may elect to terminate (“Loss of Borrow Termination”) this transaction, in whole or in part, as the case may be, in the event and pro rata to the extent it is no longer able, after commercially reasonable efforts, to borrow (or maintain a borrowing of) shares of Common Stock in an amount equal to the number of Hedging Shares. Upon the occurrence of a Loss of Borrow Termination the Affected Party shall be the Company and Citibank shall be the Non-Affected Party.
VII. Dividends
          (a) Dividend Amount. If 100% of the aggregate gross cash dividends per share of Common Stock (including any cash extraordinary dividends) declared by the Company and for which the ex-date occurs at any time during the Pricing Period exceeds $0.00 per share of Common Stock (subject to adjustment in accordance with Section VIII) (the “Expected Dividend Amount”) per calendar year, a Dividend Event shall be deemed to have occurred.
          (b) Dividend Event Termination. Upon the occurrence of a Dividend Event, Citibank may elect to terminate this transaction on any Trading Day on or after the occurrence of such Dividend Event (a “Dividend Event Termination”). Upon the occurrence of a Dividend Event Termination the Affected Party shall be the Company and Citibank shall be the Non-Affected Party.

VIII. Extraordinary Events
          (a) In the event an offer is made to the holders of Common Stock by the Company to tender in excess of 10% of the outstanding shares of Common Stock for cash, Citibank may, in its reasonable discretion, adjust the terms of the transaction so that (i) the final day of the Pricing Period shall be the earlier of the scheduled final Trading Day of the Pricing Period and the date the tender offer is consummated and (ii) for each of the Trading Days in the Pricing Period following the date on which the offer is made, the price used in computing the Sub-VWAP Price shall equal the price per share of Common Stock at which the tender offer is to be consummated. Citibank shall notify the Company in writing as to the terms of any adjustment made pursuant to this Section VIII(a) no later than 5 days after the tender offer is made.
          (b) In the event of (i) the declaration of the Company of the terms of any event having, in the reasonable good faith determination of Citibank, a diluting or concentrative effect on the theoretical value of the Common Stock (including, without limitation, a non-cash dividend, stock split, reorganization, rights offering, recapitalization or spin-off), (ii) the occurrence of a tender offer for the Common Stock not covered by subsection (a) of this Section VIII (including, without limitation, an offer of consideration other than cash for the Common Stock) or of a merger event, or (iii) in the event that Citibank, in its reasonable good faith judgment, determines that the adjustments described in subsection (a) of this Section VIII will not properly account for the economic effect of the tender offer on the transaction described herein, Citibank may (A) adjust the terms of the transaction described herein (including, without limitation, with respect to the Expected Dividend Amount and the number of Trading Days in the Pricing Period) as in the exercise of its good faith judgment it deems appropriate to account for the diluting or concentrative effect of the events in clause (i), or the economic effect of the events in clause (i) on the transaction described herein, or the economic effect of the events in clauses (ii) or (iii), or (B) elect to terminate this transaction (a “Corporate Event Termination”). Upon the occurrence of a Corporate Event Termination, the Affected Party shall be the Company and Citibank shall be the Non-Affected Party.
IX. Events of Default
The occurrence of any of the following events with respect to a party which party shall be the Defaulting Party (the other party, the “Non-Defaulting Party”) shall be an Event of Default:
          (a) The failure to make any payment or any delivery of shares pursuant to the terms of the Letter Agreement; or
          (b) Any representation or warranty made in this Letter Agreement shall prove to have been false in any material respect at the time it was made, given or reaffirmed; or
          (c) The failure to perform or comply in any material respect with any other obligation in this Letter Agreement which failure shall continue for 5 business days after written notice of such failure has been sent to the Defaulting Party; or
          (d) (A) The initiation of any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to have itself adjudicated as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution or composition or other relief under bankruptcy or insolvency law with respect to it or its debts or (2) which seeks appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; (B) a general assignment for the benefit of its creditors; (C) the initiation of any case, proceeding or other action of a nature referred to in clause (A) hereof which (1) results in the entry of an order for relief or any such adjudication or appointment with respect to the party or any of its assets or (2) is not dismissed, stayed, discharged or bonded for a period of 5 days; (D) the initiation of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets, which case, proceeding or other action results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; (E) a party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (A) - (D) hereof; or (F) either party shall generally not, or shall admit in writing its inability to, pay its debts as they become due; or
          (e) Any loan or other obligation in respect of borrowed money (whether present or future, contingent or otherwise, as principal or surety or otherwise) of a party in an amount, in excess of the lesser of 3% of shareholder’s equity or $100,000,000 shall have become payable before the due date thereof as a result of acceleration of maturity caused by the occurrence of any event of default thereunder or if any other such loan or obligation shall not be repaid when due, as extended by any applicable grace period specified in the contracts or agreements constituting such loan or obligation; or
          (f) Any consolidation or amalgamation or merger with or into, or any transfer of all or substantially all its assets to another entity by a party, resulting in the creditworthiness of the surviving or transferee entity being materially weaker than that of the party immediately prior to such action.
X. Remedies
          (a) Upon the occurrence and the continuance of an Event of Default, a Loss of Borrow Termination, a Dividend Event Termination or a Corporate Event Termination, the obligation of the Non-Defaulting Party or the Non-Affected Party (as the case may be) to make any payment or delivery of shares pursuant to the terms of this Letter Agreement will, at the option of the Non-Defaulting Party or the Non-Affected Party (as the case may be), terminate. The Non-Defaulting Party or the Non-Affected Party (as the case may be) in its sole discretion may immediately, upon notice to the Defaulting Party or as applicable the Affected Party (a “Termination Notice”), terminate this transaction by reducing the number of days in the Pricing Period, notwithstanding any other provision hereof, purchasing the Remaining Share Amount to cover its short position or adjusting any other term hereof, and may sell, liquidate, offset or take any other action with respect to any short position established or maintained by it in connection with this transaction. Following a Termination Notice, the Non-Defaulting Party or the Non-Affected Party (as the case may be) shall act in good faith and in a commercially reasonable manner (and in consultation with the other Party) and as soon as reasonably practicable to determine the amount that such party reasonably in good faith believes to be its total unreimbursed net losses and costs (or gain, in which case expressed as a negative number) in connection with this Letter Agreement (the “Loss”), it shall promptly notify the other Party of such Loss (the “Loss Notice”), and following the delivery of the Loss Notice the sole payment or delivery obligation hereunder shall be the obligation of the applicable party to pay the Loss to the other Party. Such computation shall include any out-of-pocket losses or gains (including but not limited to the difference between the Initial Share Price and the average price at which the shares are purchased during the Pricing Period (as such Pricing Period may be amended as a result of the operation of this Section X(a)) and loss or cost (or gain) incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position. In addition to the foregoing, the Non-Defaulting Party or the Non-Affected Party may include in its determination of its Loss hereunder such losses and costs (or gains) in respect of any payment or delivery required to have been made on or before the relevant termination date.
     (b) If the Loss is positive, the Defaulting Party or Affected Party, upon delivery of a Loss Notice and a Termination Notice from the other Party, shall promptly pay or deliver to the other Party the amount of such Loss in accordance with paragraph (d) below.
     (c) If the Loss is negative, the Non-Defaulting Party or the Non-Affected Party, upon delivery of a Loss Notice and a Termination Notice to the other Party, shall promptly pay or deliver to the other Party the amount of such Loss in accordance with paragraph (d) below.
     (d) Notwithstanding the foregoing, if as a result of calculation of Loss pursuant to this Section X, the Company is either obligated to pay or entitled to receive the amount equal to such Loss, the Company shall have the right to elect, by delivery of written notice to Citibank not later than the Trading Day immediately following the delivery of the Loss Notice pursuant to paragraph (b) above, to satisfy its obligations to pay such Loss by delivering to Citibank, in lieu of cash, at the time determined by Citibank a number of shares of Common Stock in the amount determined by Citibank in its good faith discretion to equal such Loss, or to require Citibank to satisfy its obligation to pay such Loss by delivering to the Company a number of shares of Common Stock calculated as if such shares were Refund Shares; provided that the Company shall not have the right to elect to receive or deliver shares of Common Stock, and in such case the Loss shall be payable in cash, unless the representations and warranties made by the Company to Citibank in Section XVI are true and correct as of the date the Company makes such election, as if made on such date, and, in the case of shares to be delivered by the Company to Citibank, the Company agrees to and complies with either private placement or registered settlement procedures and valuation principles acceptable to and determined by Citibank.
     (e) In addition to the payments set forth in subsections (b) and (c) above, the Defaulting Party agrees to indemnify the Non-Defaulting Party from and against any reasonable expenses (including reasonable legal fees and other expenses of collection) it may incur as a result of any default by such party.
XI. Other Agreements
          (a) The parties acknowledge and agree that this Letter Agreement is not intended to convey to Citibank rights against the Company hereunder that are senior to the claims of common stockholders in any U.S. bankruptcy proceedings of the Company; provided, however, that nothing herein shall limit or shall be deemed to limit Citibank’s right to pursue remedies in the event of a breach by the Company of its obligations and agreements with respect to this Letter Agreement; and provided further that in pursuing a claim against the Company in the event of a bankruptcy, insolvency or dissolution with respect to Company, Citibank’s rights hereunder shall rank on a parity with the rights of a holder of shares of Common Stock enforcing similar rights under a contract involving shares of Common Stock.

          (b) The Company agrees that the material terms of this transaction (and any other similar transactions), and the consequences of such transactions on the financial condition and results of operations of the Company, will be disclosed by the Company in accordance with all rules, regulations, accounting principles (including EITF Issue No. 00-19) and laws applicable to the Company in its periodic filings under the Exchange Act and its financial statements and notes thereto.
XII. Non-confidentiality
          Notwithstanding anything to the contrary herein, (i) Citibank acknowledges that this Letter Agreement may be intended to produce U.S. federal income tax benefits for the Company and (ii) the Company and Citibank hereby agree that (A) the Company is not obligated to Citibank to keep confidential from any and all persons or otherwise limit the use of any aspect of this Letter Agreement relating to the structure or tax aspects thereof, and (B) Citibank does not assert any claim of proprietary ownership in respect of any such aspect of this Letter Agreement.
XIII. Assignment and Transfer
          The rights and duties under this Letter Agreement may not be assigned or transferred by either party hereto without the prior written consent of the other party hereto; provided, however, that Citibank may assign its obligation to deliver Common Stock hereunder to any of its affiliates without the prior written consent of the Company. Upon any such assignment Citibank shall indemnify the Company from and against any loss, cost or expense relating to the failure of such affiliate to perform its delivery obligation.
XIV. Calculations
          To the extent any calculation, adjustment or determination is required to be made by Citibank hereunder, Citibank shall make any such calculation, adjustment, or determination in good faith.
XV. Representations of the Parties
Each party represents to the other party that:
          (a) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;
          (b) Powers. It has the corporate or other organizational power to execute and deliver this Letter Agreement and to perform its obligations under this Letter Agreement and has taken all necessary action to authorize such execution, delivery and performance;
          (c) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;
          (d) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Letter Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;
          (e) Obligations Binding. Its obligations under this Letter Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and
          (f) Absence of Certain Events. No Event of Default (as defined in the Agreement) or event that, with the giving of notice or the passage of time or both, would constitute an Event of Default has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Letter Agreement.
XVI. Representations of the Company
The Company hereby represents on the Purchase Date that:
          (a) its financial condition is such that it has no need for liquidity with respect to its investment in the transactions contemplated by this Agreement and no need to dispose of any portion thereof to satisfy any existing or contemplated undertaking or indebtedness. Its investments in and liabilities in respect of such transactions, which it understands are not readily marketable, is not disproportionate to its net worth, and it is able to bear any loss in connection with such transactions, including the loss of its entire investment in such transactions;
          (b) it understands that Citibank has no obligation or intention to register the transactions contemplated by this Agreement under the Securities Act or any state securities law or other applicable federal securities law;
          (c) it understands that no obligations of Citibank to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Citibank or any governmental agency;
          (d) IT UNDERSTANDS THAT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE SUBJECT TO COMPLEX RISKS THAT MAY ARISE WITHOUT WARNING AND MAY AT TIMES BE VOLATILE AND THAT LOSSES MAY OCCUR QUICKLY AND IN UNANTICIPATED MAGNITUDE AND IS WILLING TO ACCEPT SUCH TERMS AND CONDITIONS AND ASSUME (FINANCIALLY AND OTHERWISE) SUCH RISKS;
          (e) each of its filings under the Securities Act, the Exchange Act, or other applicable securities laws that are required to be filed have been filed and that, as of the respective dates thereof, there is no misstatement of material fact contained therein or omission of a material fact required to be stated therein or necessary to make the statements therein, taken as a whole with other filings, not misleading
          (f) it is not entering into this Letter Agreement on the basis of, and is not aware of, any material non-public information with respect to the Common Stock or in anticipation of, in connection with, or to facilitate, a distribution of its securities, a self tender offer or a third-party tender offer;
          (g) it is not entering into any transaction to create, and will not engage in any other securities or derivatives transactions to create, actual or apparent trading activity in the Common Stock (or any security convertible into or exchangeable for Common Stock) or to raise or depress or to manipulate the price of the Common Stock (or any security convertible into or exchangeable for Common Stock);
          (h) it has not and will not directly or indirectly violate any applicable law, rule or regulation (including, without limitation, the Securities Act and the Exchange Act) in connection with the transactions contemplated by this Letter Agreement;
          (i) the transactions contemplated by this Letter Agreement and any repurchase of Common Stock by the Company in connection with such transactions are pursuant to a publicly announced share repurchase program that has been approved by its Board of Directors and any such repurchase has been or will when so required be publicly disclosed in its periodic filings under the Exchange Act and its financial statements and notes thereto;
          (j) it will not consolidate or merge with or into any person unless the surviving person is the Company or another person formed under the laws of a State of the United States of America and assumes or is responsible, by operation of law, for all obligations of the Company hereunder;
          (k) neither the Company nor any agent acting for the Company has, within the four calendar weeks prior to the Purchase Date, entered into a purchase by or for itself or for any of its Affiliated Purchasers of a block of Common Stock (“Affiliated Purchaser” and “blocks” each as defined in Rule 10b-18);
          (l) the Company is not on the date hereof, and will not be during the term of the transactions contemplated by this Letter Agreement, engaged in a distribution, as such term is used in Regulation M under the Exchange Act, that would preclude purchases by the Seller of the Common Stock or cause the Seller to violate any law, rule or regulation with respect to such purchases;
          (m) it is not relying, and has not relied upon, Citibank with respect to the legal, accounting, tax or other implications of this Letter Agreement and that it has conducted its own analyses of the legal, accounting, tax and other implications of this Letter Agreement; and
          (n) it understands and acknowledges that Citibank and its affiliates may from time to time effect transactions for their own account or the account of customers and hold positions in securities or options on securities of the Company and that Citibank and its affiliates may continue to conduct such transactions during the Pricing Period and the Valuation Period.
XVII. Indemnification
     The Company agrees to indemnify and hold harmless Citibank, its affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (Citibank and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject, and relating to or arising out of the transaction contemplated by this Letter Agreement, and will reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of the Company. The Company will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from Citibank’s breach of a material term of this Letter Agreement, willful misconduct or gross negligence. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then the Company shall contribute, to the maximum extent permitted by law (but only to the extent that such harm was not caused by Citibank’s breach of a material term of this Letter Agreement, willful misconduct or gross negligence), to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. The Company also agrees that no Indemnified Party shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of any matter referred to in this Letter Agreement except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the breach of a material term of this Letter Agreement, or the Indemnified Party’s gross negligence or willful misconduct. The provisions of this Section XVII shall survive completion of the transaction contemplated by this Letter Agreement and shall inure to the benefit of any permitted assignee of Citibank.
XVIII. Miscellaneous
          (a) No Collateral. Notwithstanding any provision of this Letter Agreement, or any other agreement between the parties, to the contrary, the obligations of the Company under this Letter Agreement are not secured by any collateral.
          (b) Waiver of Trial by Jury. EACH OF THE COMPANY AND CITIBANK HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE ACTIONS OF CITIBANK OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.
          (c) Governing Law. THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW RULES THEREOF.
          (d) Submission to Jurisdiction. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO, THESE COURTS.

XIX. Notices
     Unless otherwise specified, notices under this Letter Agreement may be made by telephone, to be confirmed in writing to the address below. Changes to the Notices must be made in writing.

(a)	If to the Company:

AmerUs Group Co.
699 Walnut Street
Des Moines, Iowa 50309
Attn.: Brenda Cushing
Senior Vice President, Controller
Telephone: (515) 362-3630
Facsimile: (515) 362-3648
e-mail: brenda.cushing@amerus.com

(b)	If to Citibank:

Citibank, N.A.
390 Greenwich Street
New York, NY 10013
Attn: Equity Derivatives
Telephone: (212) 723-7357
Facsimile: (212) 723-8328

     Please confirm your agreement to the foregoing by signing and returning to us the enclosed duplicate of this Letter Agreement.

Very truly yours,

CITIBANK, N.A.

By: /s/ Jason Shrednick

Name: Jason Shrednick, Director
Authorized Representative
Acknowledged and agreed to as of
the date first above written,
AmerUs Group Co.

By: /s/ Brenda J. Cushing

Name: Brenda J. Cushing
Title: Senior Vice President and Controller